Horace Mann Life Insurance Company Separate Account

Horace Mann Life Insurance Company Qualified Group Annuity Separate Account

Supplement dated December 4, 2008

To the Prospectus dated May 1, 2008

Wilshire Associates Incorporated has notified Horace Mann that the Board of Trustees (“Board”) of the Wilshire Variable Insurance Trust (“Trust”) has recommended the merger of certain Funds of the Trust, subject to shareholder approval. Contract Owners investing in any of the Funds of the Trust as of October 31, 2008 will receive a proxy statement asking them to vote on the election of members to the Board and (if applicable) the proposed mergers. The chart below reflects the Funds that would be merged (“From Fund”) and the Funds that would receive the assets of the merged Funds (“To Fund”).

From Fund	To Fund

2010 Aggressive Fund	2015 Moderate Fund
2010 Conservative Fund	2015 Moderate Fund
2010 Moderate Fund	2015 Moderate Fund
2045 Moderate Fund	2035 Moderate Fund
Short-Term Investment Fund	Income Fund

For each of the 2015 Moderate Fund and 2035 Moderate Fund, the Board has approved the following items contingent on shareholder approval of at least one of the proposed mergers involving either Fund: (1) changes to the non-fundamental restrictions (permitting the Funds to invest in unaffiliated exchange-traded funds; (2) lowering the management fee and changing the expense structure; and (3) changing the names of the Funds to the Wilshire 2015 ETF Fund and the Wilshire 2035 ETF Fund, respectively.

If approved by the shareholders at the shareholder meeting on December 19, 2008, the From Funds will be merged into the To Funds and the assets of the From Funds will be moved to the To Funds. Shareholders will vote separately on each merger. Each approved merger would occur on or about December 22, 2008 or as soon as reasonably practicable after shareholder approval is obtained. Once a From Fund has been merged, it will no longer be available for investment. Contract Owners’ investments in a From Fund as of the effective date of the merger will be exchanged for investments in the corresponding To Fund with an equal aggregate net asset value.

Any premium allocations or dollar cost averaging or rebalancing program allocations to the From Funds as of the effective date of the merger will be changed to the To Funds.

Detailed information about any of the Underlying Funds can be found in the current prospectuses for those funds. You may order prospectuses by calling 1-800-999-1030 or writing 1 Horace Mann Plaza, Springfield, IL 62715 or visiting our website at www.horacemann.com.